Financial Information of Parent Company - Schedule of Statements of Operations (Details) - Parent Company [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Operating expenses
Selling and marketing
General and administrative	(1,759)	(531)	(1,231)
Total operating expenses	(1,759)	(531)	(1,231)
Other income (loss), net	(567)	8	41
Investment loss in subsidiaries	(11,325)	(51)	(12,145)
Net loss attributable to holders of ordinary shares	$ (13,651)	$ (574)	$ (13,335)